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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 BuildNet, Inc.
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             (Exact name of registrant as specified in its charter)


             North Carolina                             56-1990041
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


         4813 Emperor Boulevard, Suite 130, Durham, North Carolina 27703
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               (Address of principal executive offices) (Zip Code)

         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

      Securities Act registration statement file number to which this Form relates (if applicable): 333-32808
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Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class              Name of each exchange on which
           to be so registered              each class is to be registered

                 None                                       None
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Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $0.01 par value
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                                (Title of class)


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Item 1.           Description of Registrant's Securities to be Registered

                  Incorporated by reference to the section entitled "Description of Capital Stock" in the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 20, 2000 (the "Form S-1").

Item 2.           Exhibits

                  The following exhibits are filed as part of this registration statement:

        *1. Amended and Restated Certificate of Incorporation of Registrant.

       **2. Form of Amended and Restated Certificate of Incorporation of
            Registrant.

      ***3. Form of Amended and Restated Bylaws of Registrant.

     ****4. Form of common stock certificate.

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         *        Incorporated by reference to Exhibit 3.1 to the Form S-1.
         **       Incorporated by reference to Exhibit 3.2 to the Form S-1.
         ***      Incorporated by reference to Exhibit 3.3 to the Form S-1.
         ****     Incorporated by reference to Exhibit 4.1 to the Form S-1.


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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 6, 2000

                                 BUILDNET, INC.


                                 By:   /s/ Stephen L. Holcombe
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                                 Name:    Stephen L. Holcombe
                                 Title:   Chief Financial Officer